Exhibit 10.58.2

February 11, 2008

Asset Purchase Agreement (“APA”), dated as of January 1, 2008, by and between Merck & Co., Inc.  (“Seller”), Cherokee Pharmaceuticals LLC (“Buyer”) and PRWT Services, Inc. (“Buyer Parent”) as amended by the First Amendment to Asset Purchase Agreement (“First Amendment”), dated as of January 1, 2008  – Final Accounting of Non FIN 5 Raw Materials.

Pursuant to Section 3.1(c) of the APA (as set forth in Section 1(k) of the First Amendment), Seller, Buyer and Buyer Parent agree as follows:

1.	The Attached Schedule 3.1(c)-1 represents the final accounting (“Final Accounting”) of the Non FIN 5 RM at the Cherokee Plant as of the Closing Date.

2.
Based on the Final Accounting, the final Non FIN 5 Purchase Price and the final Non FIN 5 Payment Amount, each, is $10,512,880.  The sum of $6,800,000 of the final Non FIN 5 Purchase Price and the final Non FIN 5 Payment Amount is represented by the Non-FIN 5 Promissory Note.  The remaining sum of $3,712,880 of the final Non FIN 5 Purchase Price and the Non FIN 5 Payment Amount is due and payable (and payment guaranteed) in accordance with Section 3.1(c) of the APA.

Capitalized terms in this letter shall have the meaning set forth in the APA and First Amendment.

MERCK & CO., INC.

By:
Name:
Title:

CHEROKEE PHARMACEUTICALS LLC

By:
Name:
Title:

PRWT SERVICES, INC.

By:
Name:
Title:

Schedule 3.1(c)-1

Final Accounting of the Non FIN 5 RM at the Cherokee Plant as of the Closing Date

BU	OBJ	SUB	Description	Cherokee
50305	1110	000	Inventory - Raw Materials	7,882,747
50305	1210	010	Inventory - Packaging Components and Containers	223,425
50305	1315	000	Inventory - Work in Process	707,504
50305	1515	000	Inventory - Finished Goods	-
50305	1315	060	Inventory - Work in Process - Factory 6	115,716
50305	1315	070	Inventory - Work in Process - Factory 7	173,823
50305	1315	450,621	Inventory - Work in Process - Consignment J Mathey - Precious Metals	990,017
50305	1315	520	Inventory - Work in Process - Consignment Safety Kleen - Solvents	17,815
50305	1703	010	Inventory - Other - Deferred Production Variances	62,667
50305	1715	030	Inventory - Other - Fuel Oil	542,100
50305	1815	050	Inventory - Reserves	(202,933)
			TOTAL	10,512,880